COLUMBIA SMALL CAP FUND

                           Supplement to Prospectuses
                             Dated February 1, 2004



Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."

The first paragraph and subsequent sentence under HOW TO BUY SHARES is revised in its entirety as follows:

                  As indicated in the attached prospectus, effective March 1, 2004, the Fund is closed to both new investors and new accounts. Shareholders who have opened and funded an account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which are invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may require additional time to fund their accounts due to operational constraints. Those retirement plans, must have chosen the Fund as an investment option prior to February 1, 2004 and must be funded by April 5, 2004 in order to continue to make additional purchases in their accounts.

[Job Code]                                                    February 27, 2004